UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2018

EQUITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Kansas	001-37624	72-1532188
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7701 East Kellogg Drive, Suite 300
Wichita, KS	67207
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 316.612.6000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

☒ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

On June 12, 2018, Equity Bancshares, Inc., a Kansas corporation (“Equity”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Equity, Equity Bank, a Kansas state bank and wholly-owned subsidiary of Equity (“Equity Bank”), Docking Bancshares, Inc., a Kansas corporation (“Docking”), and City Bank and Trust Company, an Oklahoma state bank and wholly-owned subsidiary of Docking (“City Bank”).

Merger Agreement. Subject to the terms and conditions set forth in the Merger Agreement, City Bank will merge with and into Equity Bank (the “Merger”), with Equity Bank surviving. The merger consideration has an aggregate value of approximately $18,900,000 and will be paid entirely in cash. The merger consideration is subject to downward adjustment based upon City Bank’s capital, surplus and retained earnings accounts less all intangible assets, and adjusted to reflect certain merger costs and other specified items (“City Bank Equity”), calculated prior to the closing. At or prior to the closing of the Merger, City Bank may pay a special dividend and certain quarterly dividends to Docking; provided, that the merger consideration will be adjusted downward if the City Bank Equity is below $13,500,000.

The Merger Agreement contains customary representations and warranties from both Equity and Equity Bank, on the one hand, and Docking and City Bank, on the other hand, and each party has agreed to customary covenants, including, among others, covenants relating to the conduct of Equity’s and City Bank’s business during the interim period between the execution of the Merger Agreement and the closing of the Merger and Docking’s and City Bank’s non-solicitation obligations relating to alternative acquisition proposals.

Completion of the Merger is subject to certain customary conditions, including, among others, receipt of required regulatory and other third-party consents or approvals, and the absence of any statute, rule, regulation, order, injunction or other action prohibiting the consummation of the Merger. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects by the other party of its obligations under the Merger Agreement, and (iii) the delivery of required closing documents by the other party.

The Merger Agreement provides that, subject to certain exceptions, (i) the representations and warranties of Docking or City Bank contained in the Merger Agreement shall survive the closing of the Merger and remain in full force and effect until the date that is 18 months from the closing date of the Merger, and (ii) the covenants and agreements of each of Docking and City Bank contained in the Merger Agreement shall survive the closing of the Merger for the period explicitly specified therein or, in none specified, until the date that is 18 months from the closing date of the Merger. Subject to the terms and conditions set forth in the Merger Agreement, Docking has agreed to indemnify, defend and hold harmless Equity and Equity Bank for losses based upon, arising out of or otherwise to the extent in respect of (A) any inaccuracy in or breach or violation of such surviving representations and warranties, (B) any breach or violation of such surviving covenants and agreements, or (C) any intentional misrepresentations contained in certain certifications delivered pursuant to the Merger Agreement. Docking’s indemnification obligation is subject to basket and cap limitations, but such limitations do not apply to losses resulting from fraud or intentional misrepresentation. The Merger Agreement also provides certain termination rights for both Equity and Docking and further provides that upon termination of the Merger Agreement under certain circumstances, a termination fee of $750,000 will be payable by Docking to Equity.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Equity, Equity Bank, Docking or City Bank, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Equity, Equity Bank, Docking, City Bank, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that Equity makes with the Securities and Exchange Commission (the “SEC”).

Director Support Agreement. In connection with entering into the Merger Agreement, certain directors of City Bank who reside in Kansas have entered into a Director Support Agreement with Equity (the “Kansas Director Support Agreement”) and certain other directors of City Bank who reside in Oklahoma have entered into a Director Support Agreement with Equity (the “Oklahoma Director Support Agreement”), pursuant to which such directors agree to refrain from harming the goodwill of City Bank, Equity or any subsidiary of Equity, and their respective customer, client and vendor relationships. Each director also agreed to certain additional restrictive covenants.

The foregoing descriptions of the Kansas Director Support Agreement and the Oklahoma Director Support Agreement do not purport to be complete and are qualified in their entirety by reference to the Kansas Director Support Agreement and the Oklahoma Director Support Agreement, which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated by reference herein.

Item 7.01	Other Events.

On June 12, 2018, Equity issued a press release announcing the execution of the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference herein. On June 12, 2018, Equity also provided supplemental information regarding the proposed transaction in connection with a presentation to analysts and investors. A copy of the investor presentation is furnished as Exhibit 99.2 and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. These forward-looking statements reflect the current views of Equity’s management with respect to, among other things, the expected benefits of the proposed transaction, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.

Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; the possibility that the expected benefits related to the proposed transaction may not materialize as expected; the proposed transaction not being timely completed, if completed at all; prior to the completion of the proposed transaction, the respective business of either Docking or City Bank experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities, difficulty retaining key employees; the ability to obtain regulatory approval of the transactions contemplated by the Merger Agreement; and the ability to successfully implement integration strategies or to achieve expected synergies and operating efficiencies within the expected time-frames or at all. The foregoing list of factors is not exhaustive.

For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the SEC on March 16, 2018 and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this Current Report on Form 8-K are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 12, 2018, by and among Equity Bancshares, Inc., Equity Bank, Docking Bancshares, Inc., and City Bank and Trust Company.*

10.1	Form of Director Support Agreement, dated as of June 12, 2018, by and between Equity Bancshares, Inc. and certain directors of City Bank and Trust Company who reside in Kansas parties thereto (included as Exhibit A-1 to Exhibit 2.1 to this Current Report on Form 8-K).

10.2	Form of Director Support Agreement, dated as of June 12, 2018, by and between Equity Bancshares, Inc. and certain directors of City Bank and Trust Company who reside in Oklahoma parties thereto (included as Exhibit A-2 to Exhibit 2.1 to this Current Report on Form 8-K).

99.1	Press Release, dated June 12, 2018.

99.2	Investor Presentation, dated June 12, 2018.

*	The schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equity Bancshares, Inc.

Date: June 13, 2018	By:	/s/ Brad S. Elliott
Brad S. Elliott
Chairman and Chief Executive Officer